UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 15, 2011

MIMVI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-153826	26-0685980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Spear Street, Suite 1410

San Francisco, CA  94105
(Address of principal executive offices, including zip code)

(510) 552-2811
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Officer

On March 15, 2011, Eric Stoppenhagen resigned as the Company’s Chief Financial Officer, Secretary and Treasurer, and Kasian Franks, was elected as the Company’s Chief Financial Officer, Secretary and Treasurer, to serve in such capacities until his successors are duly elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMVI, INC.

Date: March 18, 2011	/s/ KASIAN FRANKS
Kasian Franks
President